UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2014

MILLENNIAL MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35478	20-5087192
(Commission File No.)	(IRS Employer Identification No.)

2400 Boston Street, Suite 300

Baltimore, MD 21224

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (410) 522-8705

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On December 8, 2014, Millennial Media, Inc. (“Millennial” or the “Company”) filed a Current Report on Form 8-K (the “Current Report”) to report the completion of its acquisition of Nexage, Inc. (“Nexage”).

The purpose of this Amendment No. 1 to the Current Report (the “Amendment”) is to file the financial statements and pro forma information required by Item 9.01 and the Amendment amends Item 9.01 of the Current Report to read in its entirety as set forth below. The Amendment does not amend or otherwise affect Items 2.01, 3.02, 5.02, and 5.07 of the Current Report.

Item 9.01.                                        Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The consolidated balance sheets of Nexage as of December 31, 2013 and 2012, consolidated statements of operations and comprehensive loss, consolidated statements of changes in redeemable convertible preferred stock and stockholders deficit and consolidated statements of cash flows of Nexage for the years ended December 31, 2013 and 2012 and the notes to the consolidated financial statements are included as Exhibit 99.2 and are hereby incorporated by reference.

The consolidated balance sheets of Nexage as of September 30, 2014 (unaudited) and December 31, 2013, unaudited consolidated statements of operations and comprehensive loss, and consolidated statements of cash flows of Nexage for the nine months ended September 30, 2014 and 2013 and the notes to the consolidated financial statements are included as Exhibit 99.3 and are hereby incorporated by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2014, unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2014 and the year ended December 31, 2013 and the notes to unaudited pro forma condensed combined financial statements are included as Exhibit 99.4 and are hereby incorporated by reference.

(d)    Exhibits.

Exhibit No.	Description
2.1(1)*	Agreement and Plan of Merger, dated as of September 23, 2014, by and among Millennial Media, Inc., Nexage, Inc., Neptune Merger Sub I, Inc., Neptune Merger Sub II, LLC, and Fortis Advisors LLC.
2.2(2)*

Amended and Restated Agreement and Plan of Merger, dated as of October 31, 2014, by and among Millennial Media, Inc., Nexage Inc., Neptune Merger Sub I, Inc., Neptune Merger Sub II, LLC, and Fortis Advisors LLC.

23.1	Consent of PricewaterhouseCoopers LLP.
99.1(3)	Press release dated December 8, 2014.
99.2	Financial statements of Nexage, Inc.
99.3	Interim financial statements of Nexage, Inc.
99.4	Unaudited pro forma condensed combined financial statements.

*Certain schedules and exhibits related to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant undertakes to furnish supplemental copies of any of the omitted schedules or exhibits upon request by the Securities and Exchange Commission.

(1)                                 Previously filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K (File No. 001-35478), filed with the Commission on September 23, 2014, and incorporated by reference herein.

(2)                                 Previously filed as Exhibit 2.4 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-35478), filed with the Commission on November 10, 2014, and incorporated by reference herein.

(3)                                 Previously filed as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K (File No. 001-35478), filed with the Commission on December 8, 2014, and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2014	MILLENNIAL MEDIA, INC.

	By:	/s/ Ho Shin
Ho Shin
General Counsel and Chief Privacy Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1(1)*	Agreement and Plan of Merger, dated as of September 23, 2014, by and among Millennial Media, Inc., Nexage, Inc., Neptune Merger Sub I, Inc., Neptune Merger Sub II, LLC, and Fortis Advisors LLC.
2.2(2)*

Amended and Restated Agreement and Plan of Merger, dated as of October 31, 2014, by and among Millennial Media, Inc., Nexage Inc., Neptune Merger Sub I, Inc., Neptune Merger Sub II, LLC, and Fortis Advisors LLC.

23.1	Consent of PricewaterhouseCoopers LLP.
99.1(3)	Press release dated December 8, 2014.
99.2	Financial statements of Nexage, Inc.
99.3	Interim financial statements of Nexage, Inc.
99.4	Unaudited pro forma condensed combined financial statements.

*Certain schedules and exhibits related to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant undertakes to furnish supplemental copies of any of the omitted schedules or exhibits upon request by the Securities and Exchange Commission.

(1)                                 Previously filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K (File No. 001-35478), filed with the Commission on September 23, 2014, and incorporated by reference herein.

(2)                                 Previously filed as Exhibit 2.4 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-35478), filed with the Commission on November 10, 2014, and incorporated by reference herein.

(3)                                 Previously filed as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K (File No. 001-35478), filed with the Commission on December 8, 2014, and incorporated by reference herein.